Exhibit 99.1

Rosemary M. Rivas (SBN 209147)

rrivas@zlk.com

LEVI & KORSINSKY LLP

44 Montgomery Street, Suite 650

San Francisco, CA 94104

Telephone: (415) 291-2420

Facsimile: (415) 484-1294

Attorneys for Plaintiff

[Additional counsel on signature page]

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

ROBERT BERG, On Behalf of Himself and All Others Similarly Situated,

Plaintiff,

v.

XACTLY CORPORATION, CHRISTOPHER W. CABRERA, JOHN P. WARD, JR., DAVID W. PIDWELL, NEAL DEMPSEY, GERALD S. CASILLI, EARL E. FRY, CAROL MILLS, LAUREN FLAHERTY, SCOTT MCGREGOR, EXCALIBUR PARENT LLC, EXCALIBUR MERGER SUB, INC., AND VISTA EQUITY PARTNERS FUND VI, L.P.,

Defendants.

Case No. 5:17-cv-3783 CLASS ACTION COMPLAINT FOR VIOLATION OF THE SECURITIES EXCHANGE ACT OF 1934 JURY TRIAL DEMANDED

Plaintiff, by and through his attorneys, alleges upon personal knowledge as to himself, and upon information and belief based upon, among other things, the investigation of counsel as to all other allegations herein, as follows:

SUMMARY OF THE ACTION

1. This is a class action brought on behalf of the public stockholders of Xactly Corporation (“Xactly” or the “Company”) against Xactly and its Board of Directors (the “Board” or the “Individual Defendants”), to enjoin a proposed transaction announced on May 30, 2017 (the “Proposed Transaction”), pursuant to which Xactly will be acquired by affiliates of Vista Equity Partners Fund VI, L.P.

2. On May 29, 2017, the Board caused Xactly to enter into an agreement and plan of merger (the “Merger Agreement”) with Excalibur Parent LLC and Excalibur Merger Sub, Inc., affiliates of Vista Equity Partners Fund VI, L.P. (collectively, “Vista”). Pursuant to the terms of the Merger Agreement, stockholders of Xactly will receive $5.32 in cash and 0.2309 of a share in the newly combined company for each share they own.

3. On June 16, 2017, defendants filed a proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction.

4. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading. Accordingly, plaintiff alleges herein that defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “1934 Act”) in connection with the Proxy Statement.

JURISDICTION AND VENUE

5. This Court has jurisdiction over all claims asserted herein pursuant to Section 27 of the 1934 Act because the claims asserted herein arise under Sections 14(a) and 20(a) of the 1934 Act and Rule 14a-9.

6. This Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

7. Venue is proper under 28 U.S.C. § 1391 because a substantial portion of the transactions and wrongs complained of herein occurred in this District.

PARTIES

8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Xactly common stock.

9. Defendant Xactly is a Delaware corporation and maintains its principal executive offices at 300 Park Avenue, Suite 1700, San Jose, California 95110. Xactly’s common stock is traded on the NYSE under the ticker symbol “XTLY.”

10. Defendant Christopher W. Cabrera (“Cabrera”) is a director, founder, and Chief Executive Officer (“CEO”) of Xactly.

11. Defendant John P. Ward, Jr. (“Ward”) is a director of Xactly.

12. Defendant David W. Pidwell (“Pidwell”) is a director of Xactly.

13. Defendant Neal Dempsey (“Dempsey”) has served as a director of Xactly since April 2008.

14. Defendant Gerald S. Casilli (“Casilli”) has served as a director of Xactly since August 2005.

15. Defendant Earl E. Fry (“Fry”) is a director of Xactly.

16. Defendant Carol Mills (“Mills”) is a director of Xactly and has served as Chair of the Board since February 2010.

17. Defendant Lauren Flaherty (“Flaherty”) is a director of Xactly.

18. Defendant Scott McGregor (“McGregor”) is a director of Xactly.

19. The defendants identified in paragraphs 10 through 18 are collectively referred to herein as the “Individual Defendants.”

20. Defendant Excalibur Parent LLC is a Delaware limited liability company and a party to the Merger Agreement.

21. Defendant Excalibur Merger Sub, Inc. is a Delaware corporation, a wholly-owned subsidiary of Excalibur Parent LLC, and a party to the Merger Agreement.

22. Defendant Vista Equity Partners Fund VI, L.P. is a Cayman Islands exempted limited partnership and a party to the Merger Agreement.

CLASS ACTION ALLEGATIONS

23. Plaintiff brings this action as a class action on behalf of himself and the other public stockholders of Xactly (the “Class”). Excluded from the Class are defendants herein and any person, firm, trust, corporation, or other entity related to or affiliated with any defendant.

24. This action is properly maintainable as a class action.

25. The Class is so numerous that joinder of all members is impracticable. As of May 26, 2017, there were approximately 32,070,650 shares of Xactly common stock outstanding, held by hundreds, if not thousands, of individuals and entities scattered throughout the country.

26. Questions of law and fact are common to the Class, including, among others, whether defendants violated the 1934 Act and whether defendants will irreparably harm plaintiff and the other members of the Class if defendants’ conduct complained of herein continues.

27. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

28. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications that would establish incompatible standards of conduct for defendants, or adjudications that would, as a practical matter, be dispositive of the interests of individual members of the Class who are not parties to the adjudications or would substantially impair or impede those non-party Class members’ ability to protect their interests.

29. Defendants have acted, or refused to act, on grounds generally applicable to the Class as a whole, and are causing injury to the entire Class. Therefore, final injunctive relief on behalf of the Class is appropriate.

SUBSTANTIVE ALLEGATIONS

A. Background of the Company and the Proposed Transaction

30. Xactly is a leading provider of enterprise-class, cloud-based, incentive compensation solutions for employee and sales performance management.

31. Xactly’s solutions allow organizations to make better strategic decisions, optimize behaviors, increase sales and employee performance, improve margins, increase operational efficiencies, mitigate risk, design better incentive compensation plans, and reduce error rates in incentive compensation calculations.

32. The Company was the first 100% cloud-based, multi-tenant provider focusing solely on the incentive compensation and employee and sales performance management market. Xactly delivers its solutions through a Software-as-a-Service (“SaaS”) business model.

33. On March 3, 2016, Xactly issued a press release wherein it reported its fourth quarter and full year fiscal 2016 financial results. For the fourth quarter, total revenue was $20 7 million, an increase of 30% from the fourth quarter of fiscal year 2015 total revenue of $15.9 million. Subscription revenue was $16.3 million, an increase of 29% from the fourth quarter of fiscal 2015 subscription revenue of $12.6 million. For the full year 2016, total revenue was $76.0 million, an increase of 24% from fiscal year 2015 total revenue of $61.1 million. Subscription revenue was $59 2 million, an increase of 25% from fiscal 2015 subscription revenue of $47.3 million.

34. In the March 3 press release, the Company also reported several recent business highlights, including that the Company posted a third consecutive quarter of accelerated revenue growth since its initial public offering on June 26, 2015. Xactly ended the year with 266,000 subscribers, a 37% increase over last year, and 870 customers, a 20% increase over fiscal 2015, with key enterprise wins in the Retail, Financial Services, Software and Technology, Business Services and High Tech Manufacturing vertical markets.

35. With respect to the results, Individual Defendant Cabrera commented:

Our strong fourth quarter results capped an excellent year for Xactly[.] Our total revenue and subscription revenue growth accelerated during the year, demonstrating our ongoing business momentum and the value of our product offerings. As a recognized leader in the industry, our robust, pure-play, cloud-based product offerings backed by ten years of compensation data are increasingly differentiating us as companies look to use incentive compensation as a strategic lever to drive their growth. We look forward to continuing to deliver value to our customers and extending our market leadership.

36. Nevertheless, the Board caused the Company to enter into the Merger Agreement, pursuant to which the Company will be acquired for inadequate consideration.

37. To the detriment of the Company’s stockholders, the terms of the Merger Agreement substantially favor Vista and are calculated to unreasonably dissuade potential suitors from making competing offers.

38. The Individual Defendants have all but ensured that another entity will not emerge with a competing proposal by agreeing to a “no solicitation” provision in the Merger Agreement that prohibits the Individual Defendants from soliciting alternative proposals and severely constrains their ability to communicate and negotiate with potential buyers who wish to submit or have submitted unsolicited alternative proposals.

39. Further, the Company must promptly advise Vista of any proposals or inquiries received from other parties.

40. Moreover, the Merger Agreement contains a highly restrictive “fiduciary out” provision permitting the Board to withdraw its approval of the Proposed Transaction under extremely limited circumstances, and grants Vista a “matching right” with respect to any “Superior Proposal” made to the Company.

41. Further locking up control of the Company in favor of Vista, the Merger Agreement provides for a “termination fee” of $18.5 million payable by the Company to Vista if the Individual Defendants cause the Company to terminate the Merger Agreement.

42. By agreeing to the deal protection devices, the Individual Defendants have locked up the Proposed Transaction and have precluded other bidders from making successful competing offers for the Company.

43. Additionally, Vista entered into voting agreements with entities affiliated with Alloy Ventures, entities affiliated with Bay Partners, and entities affiliated with Rembrandt Venture Partners, pursuant to which they have agreed to vote their Company shares in favor of the Proposed Transaction. Accordingly, approximately 23% of the outstanding shares of Company common stock are already locked up in favor of the merger.

44. The merger consideration is inadequate because, among other things, the intrinsic value of the Company is materially in excess of the amount offered in the Proposed Transaction.

45. Accordingly, the Proposed Transaction will deny Class members their right to share proportionately and equitably in the true value of the Company’s valuable and profitable business, and future growth in profits and earnings.

The Proxy Statement Omits Material Information, Rendering It False and Misleading

46. Defendants filed the Proxy Statement with the SEC in connection with the Proposed Transaction.

47. The Proxy Statement omits material information with respect to the Proposed Transaction, which renders the Proxy Statement false and misleading.

48. First, the Proxy Statement omits material information regarding the analyses performed by the Company’s financial advisor, J.P. Morgan Securities LLC (“J.P. Morgan”).

49. With respect to J.P. Morgan’s Discounted Cash Flow Analysis, the Proxy Statement fails to disclose: (i) the range of terminal values of Xactly; (ii) the inputs and assumptions underlying the range of discount rates from 9.5% to 11.5%; (iii) J.P. Morgan’s basis for applying perpetuity growth rates ranging from 2.5% to 3.5%; and (iv) Xactly’s cash and debt.

50. When a banker’s endorsement of the fairness of a transaction is touted to stockholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed.

51. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; (ii) “Recommendation of the Board of Directors and Reasons for the Merger”; (iii) “Fairness Opinion of J.P. Morgan Securities LLC”; and (iv) “Xactly Financial Projections.”

52. Second, the Proxy Statement omits material information regarding potential conflicts of interest of the Company’s officers and directors.

53. Specifically, the Registration Statement fails to disclose the timing and nature of all communications regarding future employment and/or directorship of Xactly’s officers and directors, including who participated in all such communications.

54. Communications regarding post-transaction employment during the negotiation of the underlying transaction must be disclosed to stockholders. This information is necessary for stockholders to understand potential conflicts of interest of management and the Board, as that information provides illumination concerning motivations that would prevent fiduciaries from acting solely in the best interests of the Company’s stockholders.

55. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Interests of Xactly’s Directors and Executive Officers in the Merger”; (ii) “Background of the Merger”; and (iii) “Recommendation of the Board of Directors and Reasons for the Merger.”

56. Third, the Registration Statement fails to disclose whether any non-disclosure agreements executed by Xactly and the prospective bidders contained standstill and/or “don’t ask, don’t waive” provisions that are or were preventing those counterparties from submitting superior offers to acquire the Company.

57. Without this information, stockholders may have the mistaken belief that, if these potentially interested parties wished to come forward with a superior offer, they are or were permitted to do so, when in fact they are or were contractually prohibited from doing so.

58. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; and (ii) “Recommendation of the Board of Directors and Reasons for the Merger.”

59. Fourth, the Proxy Statement omits material information regarding potential conflicts of interest of J.P. Morgan.

60. Specifically, the Proxy Statement fails to disclose the amount of compensation J.P. Morgan has received for the past services it performed for Xactly.

61. Additionally, the Proxy Statement fails to disclose the amount of compensation J.P. Morgan received for acting as a bookrunner and lead arranger for portfolio companies of Excalibur Parent, LLC that were unrelated to the Proposed Transaction.

62. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives.

63. The omission of this material information renders the Proxy Statement false and misleading, including, inter alia, the following sections of the Proxy Statement: (i) “Background of the Merger”; (ii) “Recommendation of the Board of Directors and Reasons for the Merger”; and (iii) “Fairness Opinion of J.P. Morgan Securities LLC.”

64. The above-referenced omitted information, if disclosed, would significantly alter the total mix of information available to Xactly’s stockholders.

COUNT I

Claim for Violation of Section 14(a) of the 1934 Act and Rule 14a-9 Promulgated

Thereunder Against the Individual Defendants and Xactly

65. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

66. The Individual Defendants disseminated the false and misleading Proxy Statement, which contained statements that, in violation of Section 14(a) of the 1934 Act and Rule 14a-9, in light of the circumstances under which they were made, omitted to state material facts necessary to make the statements therein not materially false or misleading. Xactly is liable as the issuer of these statements.

67. The Proxy Statement was prepared, reviewed, and/or disseminated by the Individual Defendants. By virtue of their positions within the Company, the Individual Defendants were aware of this information and their duty to disclose this information in the Proxy Statement.

68. The Individual Defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements.

69. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder will consider them important in deciding how to vote on the Proposed Transaction. In addition, a reasonable investor will view a full and accurate disclosure as significantly altering the total mix of information made available in the Proxy Statement and in other information reasonably available to stockholders.

70. The Proxy Statement is an essential link in causing plaintiff and the Company’s stockholders to approve the Proposed Transaction.

71. By reason of the foregoing, defendants violated Section 14(a) of the 1934 Act and Rule 14a-9 promulgated thereunder.

72. Because of the false and misleading statements in the Proxy Statement, plaintiff and the Class are threatened with irreparable harm.

COUNT II

Claim for Violation of Section 20(a) of the 1934 Act

Against the Individual Defendants and Vista

73. Plaintiff repeats and realleges the preceding allegations as if fully set forth herein.

74. The Individual Defendants and Vista acted as controlling persons of Xactly within the meaning of Section 20(a) of the 1934 Act as alleged herein. By virtue of their positions as officers and/or directors of Xactly and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of the Company, including the content and dissemination of the various statements that plaintiff contends are false and misleading.

75. Each of the Individual Defendants and Vista was provided with or had unlimited access to copies of the Proxy Statement alleged by plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause them to be corrected.

76. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control and influence the particular transactions giving rise to the violations as alleged herein, and exercised the same. The Proxy Statement contains the unanimous recommendation of the Individual Defendants to approve the Proposed Transaction. They were thus directly in the making of the Proxy Statement.

77. Vista also had direct supervisory control over the composition of the Proxy Statement and the information disclosed therein, as well as the information that was omitted and/or misrepresented in the Proxy Statement.

78. By virtue of the foregoing, the Individual Defendants and Vista violated Section 20(a) of the 1934 Act.

79. As set forth above, the Individual Defendants and Vista had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) of the 1934 Act and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the 1934 Act. As a direct and proximate result of defendants’ conduct, plaintiff and the Class are threatened with irreparable harm.

PRAYER FOR RELIEF

WHEREFORE, plaintiff prays for judgment and relief as follows:

A. Enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction;

B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages;

C. Directing the Individual Defendants to file a Proxy Statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading;

D. Declaring that defendants violated Sections 14(a) and/or 20(a) of the 1934 Act, as well as Rule 14a-9 promulgated thereunder;

E. Awarding plaintiff the costs of this action, including reasonable allowance for plaintiffs attorneys’ and experts’ fees; and

F. Granting such other and further relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff hereby demands a trial by jury.

Dated: June 30, 2017		LEVI & KORSINSKY LLP

	By :	/s/ Rosemary M Rivas
Rosemary M. Rivas
44 Montgomery Street, Suite 650
San Francisco, CA 94104
Telephone: (415) 291-2420
Facsimile: (415) 484-1294

Attorneys for Plaintiff

OF COUNSEL:

RIGRODSKY & LONG, P.A.

Brian D. Long (to be admitted pro hac vice)

2 Righter Parkway, Suite 120

Wilmington, DE 19803

Telephone: (302) 295-5310

Facsimile: (302) 654-7530